SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           AMENDED PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

                          Filed by the registrant [X]

                Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                         Ameridream Entertainment, Inc.
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                (Name of Registrant as Specified in Its Charter)

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        (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: common stock

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction: $

(5)  Total fee paid: $0.00

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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



                         Ameridream Entertainment, Inc.
                          79811 "A" Country Club Drive
                            Bermuda Dunes, CA 92201


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON April 21, 2003

To our Shareholders:

The former board of directors and officers of the company have resigned as of April 7, 2003, in light of a rescission by the Ameridream International, Inc. and its shareholders of its acquisition by the company in the acquisition agreement of May 10, 2002. Modern Health Care Holdings, Ltd., the owner of the controlling block of stock in the acquisition, has accepted the rescission. The company has appointed Nina Gotova, its former sole director, as the sole director of the company.

The Special Meeting of Shareholders of Ameridream Entertainment, Inc., a California corporation (the "Company") will be held at the offices of the company AT 79811 "A" Country Club Drive, Bermuda Dunes, California, on April 21, 2003 at 3:00 p.m.,Pacific Time, to consider and vote upon the confirmation of Nina Gotova as director, the change of name of the company to "Soleil Films and Television, Inc.", to reverse the common share capital of the company 10-1, and to consider and act upon such other matters as may property come before the meeting or any adjournment thereof.

Only shareholders who are the rightful holders of common shares in the company as of April 7, 2003 are entitled to notice of, and to vote at, the special shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders. In the event you cannot attend, the Board of Directors requests your proxy.

By Order of the Board of Directors.

Nina Gotova
----------------------
Nina Gotova, President
Bermuda Dunes, CA
April 10, 2003

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THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE
MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.
                        ----------------------------------

                         AMERIDREAM ENTERTAINMENT, INC.
                                PROXY STATEMENT
                  FOR THE 2001 SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2003

I. INTRODUCTION

The Board of Directors of Ameridream Entertainment, Inc., a California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2001 Special Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on April 21, 2003 at 79811 "A" Country Club Drive, Bermuda Dunes, CA., and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about April 10, 2003. The Company's Annual Report on Form 10-KSB for the year ended March 31, 2002, was filed on July 9, 2002, and a copy will be available to any shareholder requesting it in writing.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on April 7, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 25,250,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Nina Gotova, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.


     III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 1, 2002, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address             Number of Shares         Percentage Owned
----------------------     ---------------------     -------------------
Lang Elliot                         6,000,000               23.76%
9627 South Gene Autry Trail
Suite C, Palm Springs, CA 92264

Modern Health Care Holdings, Ltd.
Nina Gotova                         9,300,000               38.61%
629 State Street, Suite 217
Santa Barbara, CA 93101

Hugh Kelley                         2,000,000                 7.9%
2936 Paraiso Way
La Crescenta, CA 91214

Reb Brown                           1,500,000                   6%
1222 E. South Westlake Blvd.
Westlake Village, CA 91361

All Officers and Directors
as a Group                         9,750,000                38.61%

------------
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended March 31, 2002. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.


                            SUMMARY COMPENSATION TABLE

Special Compensation                            Long-Term Compensation
---------------------                           ----------------------

Name and Principal Position         Year    Salary ($)    Bonus
---------------------------         ----    ----------    ------
($)    Other ($)    Options (No.)
        -----------------------------------------------------------------
                                   NONE PAID
                                   ---------

V. PROPOSAL NUMBER ONE - TO RATIFY CHANGE OF NAME

On April 10, 2003, in response to the rescission of Ameridream International, Inc. of its acquisition by the company, the board of directors authorized the change of the name of the company to SOLEIL FILM AND TELEVISION, INC.

The name change requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On April 10, 2003, the Board of Directors adopted the following resolution to effectuate the name change:

     RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:


     "FIRST: The name of this corporation is: "SOLEIL FILM AND TELEVISION,
INC."

VI. PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO RATIFY AN AMENDMENT APPROVED BY THE BOARD OF DIRECTORS CALLING FOR A 1-10 REVERSE SPLIT OF SHARE CAPITAL.

The Board of Directors is proposing a one for ten reverse split of its share capital. The reverse split will result in each outstanding ten shares being converted to one share. The authorized capital will remain 2,000,000,000 common shares.

The reverse split requires an amendment to the articles of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On April 10, 2003, the Board of Directors adopted the following resolution to effectuate the forward split and the authorization of preferred shares:

     WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 5 to 1 forward split of its share capital,

     RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:

     "FIFTH: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion (2,000,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding ten shares of common stock shall be converted into one share of common stock."


VII. PROPOSAL NUMBER FIVE CALLS FOR THE SHAREHOLDERS TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF A PROVISIONAL BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT REGULAR MEETING OF SHAREHOLDERS.

The Board of Directors has appointed a provisional board of directors to serve until the next regular annual meeting of shareholders, and seeks a shareholder vote confirming the appointment as the permanent board of directors, to serve until the next annual meeting of shareholders. The provisional board is as follows:

Name                          Age                     Position
----------------             -----            ------------------------------
Nina Gotova                    65              Director, President,
                                               Secretary and Chief Financial
                                               Officer

Nina Gotova. Nina Gotova is the current President, Director, Secretary and Chief Financial Officer of the company since April 9, 2003. She served as Director and President of the company from its inception to May 10, 2002. From May 10, 2002 through April 8, 2003 she has been unemployed. For the 15 years previous to inception of the company, she was involved in the import/ export business of goods from Russia to Western Europe. She holds a degree in Print Design from Moscow University, Russia. She is the mother-in-law of company counsel, Kenneth Eade.


VIII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2003 Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

IX. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 Special Meeting of Shareholders must be received by the Company by April 16, 2003 to be included in the Special Meeting.

X. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company filed its Annual Report for the fiscal year ended March 31, 2002 on Form 10K on July 9, 2002. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Special Report of Form 10-K for the year ended March 31, 2002, including all financial statements and financial statement schedules thereto, and any exhibit included in the list accompanying the Form 10-K, to any shareholder, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. Nina Gotova, Chief Executive Officer, at the Company's principal executive offices. The report, financial statements and exhibits are also available at the Securities and Exchange Commission's Internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,

 Nina Gotova
 -------------------------
 Nina Gotova,  President
 Bermuda Dunes, California
 April 10, 2003

In connection with the proxy statement of Ameridream Entertainment, Inc. on Form 14A, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.


Dated: April 10, 2003          By: Nina Gotova
                                   -----------------------
                                   Nina Gotova
                                   Chief Executive Officer


Dated: April 10 , 2003         By: Nina Gotova
                                   ----------------------
                                   Nina Gotova, Treasurer



Exhibit 1 - Proxy Card

                                      PROXY

The undersigned shareholder of Ameridream Entertainment, Inc. (The "Company") hereby appoints Company Counsel Kenneth Eade as proxy holder of the undersigned to attend the Special general meeting of the Company to be held on April 21, 2003 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1. To amend the articles of incorporation of the company to change its name to: SOLEIL FILM AND TELEVISION, INC.

FOR________                         AGAINST__________

     2. To amend the articles of incorporation of the company to effect a one for ten reverse split of the company's common share capital.

FOR________                         AGAINST__________

     3. To ratify the appointment of Nina Gotova as sole director of the company, to serve until the next annual meeting of shareholders.

FOR________                         AGAINST__________


If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____ day of _________, 2003.


                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder